EXHIBIT 99.1

Blackstone Completes Acquisition of Philadelphia Financial Group, Inc. from Tiptree Financial Inc.
Company Release - 6/30/2015
NEW YORK--(BUSINESS WIRE)-- Tiptree Financial Inc. (NASDAQ:TIPT) (“Tiptree”) announced today that it has completed the previously announced sale of its subsidiary Philadelphia Financial Group, Inc. (including both its Third Party Administration and Life Insurance operations) (“PFG”), to funds managed by Blackstone (NYSE:BX). The sellers received a payment of $155 million at closing and will receive additional two payments over the next two years totaling approximately $9 million. Tiptree owned approximately 94% of PFG and the remainder was owned by PFG’s employees.
About Tiptree
Tiptree is a diversified holding company engaged through its consolidated subsidiaries in a number of businesses and is an active acquirer of new businesses. Tiptree, whose operations date back to 2007, currently has subsidiaries that operate primarily in insurance and insurance services, specialty finance, asset management, real estate and principal investments. Tiptree is publicly traded on the NASDAQ stock market (NASDAQ: TIPT). For additional information, including financial statements, SEC filings and additional details regarding Tiptree’s business segments, please visit Tiptree’s website at www.tiptreefinancial.com.
About Blackstone
Blackstone is one of the world’s leading investment firms. Blackstone’s Tactical Opportunities business employs an opportunistic investment strategy across asset classes, industries and geographies.  The strategy seeks to capitalize on time-sensitive or non-traditional investment opportunities that are differentiated and difficult to source, analyze or execute. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with almost $300 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Blackstone also provides various financial advisory services, including financial and strategic advisory, restructuring and reorganization advisory and fund placement services. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.
Forward-Looking Statements
This release contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond Tiptree’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “target,” “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree’s plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond Tiptree’s control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in

EXHIBIT 99.1

the forward-looking statements. Tiptree’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of Tiptree’s forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, Tiptree’s actual performance could be materially different from the results described or anticipated by its forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, Tiptree undertakes no obligation to update any forward-looking statements.
Tiptree Financial Inc.
Investor Relations, 212-446-1400
ir@tiptreefinancial.com
Source: Tiptree Financial Inc.